UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  January 5, 2001
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                   1-12762                 62-1543819
        ---------                   -------                 ----------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)




                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                 (901) 682-6600
               Registrant's telephone number, including area code





             (Former name or address, if changed since last report)

Item 9.  Regulation FD.
----------------------

The following press release was announced on January 5, 2001:

George Cates, Eric Bolton and Simon Wadsworth invite you to join them in a discussion of fourth quarter operations at Mid-America Apartment Communities, Inc. (NYSEE:MAA).

The call will be Friday, February 16th at at 10:00 a.m., (Central Time), after release the previous evening of 4th quarter results.

The conference call-in number:     847-413-3753

Moderator's name:                  George E. Cates

The conference ID:                 Mid-America Apartment Communities
                                   or 3348032

This conference call is available on digital replay. To access the system for replay, please dial 630-652-3000 and use code 3348032 through February 23, 2001. The replay will also be available on our web site at www.maac.net immediately following the call.

The  announcement  of  the  taxable  composition  of  last  year's  shareholders
distribution   is  anticipated  on  January  20,  2001  and  will  be  available immediately following release on our web page.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  Janaury 5, 2001                              /s/ Simon R.C. Wadsworth
      -----------------                        ---------------------------------
                                                   Simon R.C. Wadsworth
                                                   Executive Vice President
                                                   (Principal Financial and
                                                    Accounting Officer)